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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT


         In accordance with the rules under Regulation 13d of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees to the joint filing on behalf of each of them to this statement and any subsequent amendments thereto.


Date          July 31, 2000              /s/ Leslie B. Daniels
      ----------------------------    ------------------------------------------
                                      Signature

                                      Leslie B. Daniels
                                      ------------------------------------------
                                      Name/Title



                                      CAI PARTNERS AND COMPANY II, L.P.

                                      By: CAI PARTNERS GP & CO., L.P.,
                                          the General Partner

                                          By:  /s/ Leslie B. Daniels
                                             -----------------------------------
                                             Leslie B. Daniels, President of
                                             CLEA II Co., a General Partner

                                      CAI CAPITAL PARTNERS AND COMPANY II, L.P.

                                      By: CAI CAPITAL PARTNERS GP & CO., L.P.,
                                          the General Partner

                                          By: /s/ Leslie B. Daniels
                                             -----------------------------------
                                              Leslie B. Daniels, President of
                                              CLEA II Co., a General Partner

                                      CAI CAPITAL PARTNERS AND COMPANY II-C,
                                      L.P.

                                      By: CAI CAPITAL PARTNERS GP II-C, INC.,
                                          the General Partner

                                          By: /s/ Manfred W. Yu
                                             -----------------------------------
                                              Manfred W. Yu, Assistant Secretary